AMERICAN HOME PRODUCTS CORPORATION
                         SPECIAL STOCK OPTION AGREEMENT
                              (Transferable Option)

                                   UNDER:  1996 STOCK INCENTIVE PLAN

ROBERT ESSNER                      DATED:  06/21/2001
[address]
[address]                          OPTION PRICE:  $62.40

                                   INCENTIVE STOCK OPTION SHARES:

                                   NON-QUALIFIED STOCK OPTION SHARES: 630,000

    1. Under the terms and conditions of this Agreement and of the American Home Products Corporation (the "Company") Stock Incentive Plan set forth above (the "Plan"), a copy of which is attached hereto and incorporated herein by reference, the Company hereby grants to the Optionee an option or options (together, the "Option") to purchase the number of shares of the Company's common stock as specified above ("Option Shares") at the option price also above specified. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Plan.

    2. This Option may be exercised, in whole or in part from time to time in any whole number of Option Shares, upon and after the earlier of (i) the date that is three years from the date of grant of this Option, or (ii) the date of the death, Disability or Retirement (each as defined in the Plan) of Optionee, subject to the provisions of Section 5 of the Plan which generally requires that at the time of exercise or the date of termination of Optionee's employment with the Company and its subsidiaries, the Optionee is or was employed by the Company or one or more of its subsidiaries and has been continuously employed by the Company or one or more of its subsidiaries for at least two years and since the date of grant. Once this Option becomes exercisable, it shall remain exercisable until its expiration as described in paragraph 3 below. To the extent Option Shares have been purchased pursuant to the exercise of this Option, such shares shall no longer be available for purchase hereunder. The date after which this Option may be exercised will be accelerated upon a Change in Control of the Company (as defined in the Plan) and upon such occurrence may be cashed out at the discretion of the Compensation and Benefits Committee on the terms described in Section 9 of the Plan.

    3. This Option shall expire upon the date that is ten years from the date of grant or earlier as provided in Section 5 of the Plan which provides, among other things, that Options shall expire upon the first to occur of the following: (i) the date that is three months from the date of the termination of Optionee's employment with the Company and its subsidiaries by the Company or any of its subsidiaries for any reason other than death, Disability, Retirement or deliberate gross misconduct (as determined by the Compensation and Benefits Committee), or (ii) immediately upon the date of (A) the termination of Optionee's employment with the Company and its subsidiaries by the Company or any of its subsidiaries because of Optionee's deliberate gross misconduct (as determined by the Compensation and Benefits Committee), (B) Optionee's voluntary termination of employment with the Company and its subsidiaries other than for Disability or Retirement, or (C) Optionee's violation of (x) the noncompetition, or cooperation provisions of Section 5(g) of the Plan, or (y) the undertaking not to deliberately cause substantial harm to the Company as set forth in
Section 5(g) of the Plan.

    4. To the extent any Incentive Stock Option granted hereby becomes exercisable for the first time in the aggregate amount of more than $100,000 (fair market value at time of grant) during any calendar year (including for this purpose any other Incentive Stock Options previously granted to the Optionee by the Company), such excess will be treated as a non-qualified stock option under U.S. federal tax provisions, if applicable. In addition, any such incentive stock option exercised by Optionee after three months after separation from service to the Company (or after one year after total and permanent disability) will be treated as a non-qualified stock option under applicable U.S. federal tax provisions.

    5. This Option may be exercised by sending the Treasurer of the Company an option exercise notice indicating the number of Option Shares for which the Option is to be exercised at that time and the form in which the certificates are to be registered for Option Shares purchased in the name of the Optionee (or a permitted Transferee (as defined in paragraph 7, below), or in Optionee's name and that of another person(s) as joint tenants with the right of survivorship). This notice shall be accompanied by payment of the Option Price for the Option Shares being purchased in the form of (i) personal or bank check in U.S. Dollars payable to American Home Products Corporation and drawn on or payable at a United States bank, and/or (ii) shares of the Company's common stock issued in the Optionee's (or permitted Transferee's) name and duly assigned to the Company, or (iii) by any other form of consideration which has been approved by the Compensation and Benefits Committee, as and to the extent provided and permitted by Section 5(d) of the Plan. Notwithstanding anything to the contrary herein, the Company or its subsidiaries, as appropriate, shall have the right to deduct from the number of Option Shares to be delivered upon exercise such number of Option Shares as may be necessary to satisfy all federal, state or local taxes or other deductions legally required to be withheld or in the alternative may require the Optionee to deliver to the Company or a subsidiary an amount of cash or number of shares of common stock of the Company to satisfy such withholding.

    6. This Agreement and this Option as well as the Company's obligation to sell and deliver Option Shares covered by this Option is subject to all federal, state and other laws, rules and regulations of the United States and/or of the country wherein the Optionee resides or is employed. Compliance with any recording, protocolization or registration requirements and payment of any fees or taxes applicable to this Agreement or the transactions it contemplates are the exclusive responsibility of the Optionee.

    7. This Option is not transferable or assignable other than by will or by the laws of descent and distribution and may be exercised during the Optionee's lifetime only by Optionee except that the Optionee may irrevocably transfer all or a portion of the non-qualified stock options represented hereby to (i) the spouse (current or former), children, stepchildren, grandchildren or step-grandchildren of the Optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a general or limited partnership or other entity in which such Immediate Family Members are the only partners or beneficial owners, provided that (x) there may be no consideration for any such transfer, (y) the Optionee submits to the Company an Option Transfer Form duly completed and executed by the Optionee and Transferee in the form attached as Exhibit A hereto, and (z) subsequent transfers shall be prohibited except by will or the laws of descent and distribution. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of the Plan the term "Optionee" shall be deemed to include a permitted transferee hereunder (the "Transferee"), provided, however, that (i) the events of death, Disability, Retirement or other termination of employment (and any other provision regarding employment) described in paragraphs 2 and 3 of this Agreement and Sections 5(f) and 5(g) of the Plan shall continue to be applied with respect to the Optionee, and following any such events, the transferred Option shall be exercisable by the Transferee only to the extent, and for the periods specified in the Plan, (ii) the cashless exercise program referred to in Section 5(d) of the Plan shall not apply to Transferee unless specifically permitted by the Compensation and Benefits Committee, and (iii) Section 6A of the Plan shall not apply to Transferee. If such Option is transferred to a Transferee, upon exercise of such Option, if any taxes are withheld from the proceeds remitted (in cash or stock) to Transferee or if the Transferee separately satisfies any withholding tax obligation, the amount of the withholding tax shall be deemed to be a loan from Transferee to Optionee.

    8. After the Optionee's death, the Option may be exercised only by the Optionee's legal representative or legatee or such other person designated by an appropriate court as the person entitled to make such exercise or, subject to paragraph 7 above, by other Transferees. The Option may be exercised after the Optionee's death by any permitted distributee or Transferee only to the extent that he or she was entitled to exercise it at the time of Optionee's death.

    9. In the event that this Agreement also contains a grant of a Stock Appreciation Right (an "SAR") in connection with the Option, the terms of the SAR shall be governed by the provisions of Section 6 of the Plan, provided, however, that any permitted transfer of an Option, in accordance with paragraph 7 hereof, shall result in the automatic termination of any SARs in tandem with such Option.

   10. Subject to the express provisions of the Plan, this Agreement and the Plan are to be interpreted and administered by the Compensation and Benefits Committee, whose determination will be final.

   11. This Agreement shall be governed by the laws of the State of Delaware and in accordance with such federal law as may be applicable.

                                   AMERICAN HOME PRODUCTS CORPORATION




                                   Vice President and Treasurer

Accepted and agreed to:


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Optionee's Signature


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Optionee's Social Security Number